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                                  EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 19, 1996, with respect to the consolidated financial statements of Community Bancshares, Inc., and Subsidiary included in this Registration Statement (Form S-4) and related Prospectus of Hancock Holding Company for the registration of its common stock.





                                     /s/ TAYLOR, POWELL, WILSON & HARTFORD, P.A.





September 6, 1996





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